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                                 JPMORGAN FUNDS
                     JPMORGAN SELECT EQUITY GROWTH FUND II

                        SUPPLEMENT DATED JANUARY 1, 2002
                   TO THE PROSPECTUS DATED FEBRUARY 28, 2001

    The information under the heading "Portfolio Managers" for the Fund, is hereby deleted in its entirety and replaced with the following:

    The portfolio management team is led by Peter E. Miller, Managing Director of the adviser. Mr. Miller has been employed with JPMFAM (USA) or one of its affiliates since 1989 and is a portfolio manager in the Private Banking Group.

                                 NEW BENCHMARK

    The Fund's benchmark, identified in the Prospectus section entitled the Fund's Past Performance, will be changed from the S&P 500/BARRA Growth Index to the Russell 1000-Registered Trademark- Growth Index. The Russell 1000-Registered Trademark- Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

                         (SUPPLEMENT TO PSSEG-1-201 X)